PORTFOLIO SELECT VARIABLE ANNUITYSM

Issued by

Transamerica Life Insurance Company

Supplement Dated June 13, 2003

to the

Prospectus dated May 1, 2003

Effective June 13, 2003, the Evergreen VA International Growth Fund subaccount will change its name to Evergreen VA International Equity Fund subaccount.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Portfolio Select Variable AnnuitySM dated May 1, 2003